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              As filed with the Securities and Exchange Commission
                                  July 18, 1997
                                                      Registration No. 333-31135
         ==============================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ASCENT PEDIATRICS, INC.
               (Exact name of issuer as specified in its charter)

DELAWARE                                                              04-3047405
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

       187 BALLARDVALE STREET, SUITE B125, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices)  (Zip Code)

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                   ALAN R. FOX
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             ASCENT PEDIATRICS, INC.
                       187 BALLARDVALE STREET, SUITE B125
                              WILMINGTON, MA 01887
                     (Name and address of agent for service)

                                 (508) 658-2500
          (Telephone number, including area code, of agent for service)










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PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Item 8.  EXHIBITS.

                The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wilmington, Commonwealth of Massachusetts on the 18th day of July, 1997.


                                    ASCENT PEDIATRICS, INC.



                                    By:  /s/ John G. Bernardi
                                        ---------------------------------------
                                        John G. Bernardi
                                        Vice President, Finance and Treasurer


         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated below and on the 18th day of July, 1997.

                Signature                       Title
                ---------                       -----



                                  *             President, Chief Executive
                ----------------------------    Officer and Director (Principal
                Alan R. Fox                     Executive Officer)

                                  *             Vice President, Finance and
                ----------------------------    Treasurer (Principal Financial
                John G. Bernardi                and Accounting Officer)




                                       -2-

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                                  *             Chairman
                ----------------------------
                Emmett Clemente, Ph.D.


                                  *             Vice Chairman
                ----------------------------
                Robert E. Baldini


                                  *             Director
                ----------------------------
                Raymond F. Baddour, Ph.D.



                                  *             Director
                ----------------------------
                Michael J.F. Du Cros



                                  *             Director
                ----------------------------
                Thomas W. Janes



                                                Director
                ----------------------------
                Andre Lamotte, Sc.D.



                                  *             Director
                ----------------------------
                Terrance McGuire



                                                Director
                ----------------------------
                Lee J. Schroeder




*By: /s/ John G. Bernardi
     ----------------------------
     John G. Bernardi
     Attorney-in-Fact

                                       -3-

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                                INDEX TO EXHIBITS



NUMBER                   DESCRIPTION                                   PAGE
------                   -----------                                   ----


4.1(1)          Amended and Restated Certificate of
                Incorporation of the Registrant

4.2(1)          Amended and Restated By-laws of the Registrant

4.3(1) Specimen Stock Certificate of Common Stock of the Registrant

5.1(2) Opinion of Hale and Dorr LLP, counsel to the Registrant

23.1(2)         Consent of Hale and Dorr LLP
                (included in Exhibit 5.1)

23.2(2) Consent of Coopers & Lybrand L.L.P., independent accountants

23.3(2) Consent of KPMG Peat Marwick LLP, independent auditors

24.1(2)         Power of Attorney (included in the
                signature pages of this Registration
                Statement)


----------------
(1) Previously filed with the Commission as an Exhibit to the Registrant's Registration Statement on Form S-1, as amended, File No. 333-23319 and incorporated herein by reference.

(2)      Previously filed.